Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS

EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE

REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED

INFORMATION INDICATED BY [***].

MASTER AMENDMENT TO COMMERCIAL AGREEMENTS

This MASTER AMENDMENT TO COMMERCIAL AGREEMENTS (this “Amendment”) is made and entered into effective as of February 1, 2022 (the “Effective Date”) by and among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (“OPNA”), OASIS PETROLEUM MARKETING LLC, a Delaware limited liability company (“OPM”), OASIS MIDSTREAM SERVICES LLC, a Delaware limited liability company (“OMS”), OASIS MIDSTREAM PARTNERS LP, a Delaware limited partnership (“MLP”), OMP OPERATING LLC, a Delaware limited liability company (“OMP”), and BIGHORN DEVCO LLC, a Delaware limited liability company (“Bighorn”). OPNA, OPM, OMS, MLP, OMP and Bighorn may be referred to herein individually as a “Party” or collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Parties are parties to one or more of the following agreements and to the extent they are parties thereto, desire to amend certain of their provisions as more specifically set forth in this Amendment:

(i) that certain Gas Gathering, Compression, Processing and Gas Lift Agreement, dated as of September 25, 2017, by and among OPNA, OPM, OMS and MLP (as the same may be or has been amended, modified and restated from time to time, the “Gas Agreement”);

(ii) that certain Produced and Flowback Water Gathering and Disposal Agreement dated as of September 25, 2017, by and among OPNA, OMS, and MLP (as the same may be or has been amended, modified and restated from time to time, the “Produced Water Agreement—Wild Basin”);

(iii) that certain Produced and Flowback Water Gathering and Disposal Agreement dated as of September 25, 2017, by and among OPNA, OMS, and MLP (as the same may be or has been amended, modified and restated from time to time, the “Produced Water Agreement—Beartooth Area”);

(iv) that certain Crude Oil Gathering, Stabilization, Blending and Storage Agreement, dated as of September 25, 2017, by and among OPNA, OPM, OMS and MLP (as the same may be or has been amended, modified and restated from time to time, the “Crude Oil Agreement—Wild Basin”);

(v) that certain Crude Oil Gathering Agreement, dated as of August 4, 2021, by and among OPNA, OPM, and Bighorn (as the same may be or has been amended, modified and restated from time to time, the “Crude Oil Agreement—South Nesson”);

(vi) that certain Gas Purchase Agreement, dated as of September 23, 2020, by and among OPNA and OMP (as the same may be or has been amended, modified and restated from time to time, the “Gas Purchase Agreement”); and

(vii) that certain Freshwater Purchase and Sales Agreement, dated as of September 25, 2017, by and among OPNA, OMS and MLP (as the same may be or has been amended, modified and restated from time to time, the “Freshwater Purchase Agreement”).

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

1.     Amendments.

(a)    Amendment to Crude Oil Agreement—Wild Basin. The Crude Oil Agreement—Wild Basin is hereby amended as set forth in this Section 1(a) below. All capitalized terms used in this Section 1(a) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Crude Oil Agreement—Wild Basin.

(i)    Effective as of the Effective Date, the following sentence is hereby added after the period at the end of Section 3.9(b) of the Crude Oil Agreement—Wild Basin:

“Notwithstanding anything to the contrary contained in this Agreement, all services hereunder shall be controlled by Gatherer and made available to other shippers (i) in the Gathering System, (ii) in the Storage Tanks (including associated ACT units and the Storage Tanks described in Section 3.9), and (iii) at the truck ACT offloading facilities (including those described in Section 3.7); provided that, in the cases of (ii), only to the extent such usage by other shippers does not impede, curtail or otherwise negatively impact the usage by Shipper as stated in Section 3.9(a) and this Section 3.9(b) above, provided further that Gathering System capacity, Tankage Shell Capacity, or offloading service capacity, as applicable, is available, based on Shipper’s and such other shippers’ nominations to and from the Gathering System, the Storage Tanks, or the truck ACT offloading facilities, as applicable. [***]

(ii)    Effective as of the Effective Date, Section 4.2 of the Crude Oil Agreement—Wild Basin is hereby deleted in its entirety and replaced with the following:

“If this Agreement is terminated pursuant to the terms and conditions of this Agreement on or after December 31, 2032, then Shipper shall have the option (to be exercised by providing written notice to Gatherer prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services, under a new agreement, for all or any portion of its volumes of Crude Oil on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions under a then-effective agreement with any third party pursuant to which Gatherer provides a basket of services for an initial term (excluding any renewals or extensions of any kind) of at least [***] for volumes of Crude Oil utilizing any System Segment located within the “Most Favored Nations Dedication Area” as identified on Exhibit K attached hereto (other than any pipeline facilities physically connected or independent of a System Segment after the Effective Date, in each case, in connection with an acquisition, joint venture, or partnership by and between Gatherer and a third party), that are the same or substantially similar in nature to the basket of Services during the term hereunder, unless and until such third party agreement is terminated. For avoidance of doubt, the Services Gatherer is to offer Producer in accordance with the proceeding sentence shall only apply to Services on the Gathering System.

If the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Gatherer to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Gatherer shall provide copies to Shipper of any such third party agreements applicable to volumes of Crude Oil accessing the Gathering System upon any notice of termination of this Agreement (whether such notice is delivered by Gatherer, Producer or Shipper); provided, however, that to the extent Gatherer is prohibited by an obligation of confidentiality from disclosing any such third party agreement to Shipper, then (a) Gatherer shall not be obligated to disclose such agreement to Shipper until Gatherer has obtained the right to disclose such agreement and (b) Gatherer shall exercise reasonable efforts to obtain the right to disclose such agreement to Shipper.”

(iii)    Effective as of the Effective Date, Section 7.4 of the Crude Oil Agreement—Wild Basin is hereby deleted in its entirety and replaced with the following:

“Subject to the rest of the provisions of this Section 7.4, Producer will (i) use reasonable efforts to obtain access to electrical power at each CDP and (ii) provide electrical power to Gatherer at each CDP at Producer’s sole cost and expense. In designing and constructing its electrical facilities at each CDP, Producer will cooperate with Gatherer and take into account the amount of electrical power that is reasonably necessary for Gatherer’s facilities to receive Producer’s Crude Oil at each such CDP. If a generator is necessary for electrical power to be used by Producer and Gatherer, then Producer shall procure, install, operate, and maintain such generator to fulfill the power requirements of the Parties and Gatherer shall pay its prorated portion of the reasonable capital costs (including reasonable rental and installation costs) therefor; provided, however, that Producer will continue to use all reasonable efforts to obtain access to electrical power at such CDP, thereby minimizing the time such generator is needed (rather than a local electric utility) to provide electrical power at such CDP.”

(iv)    Effective as of the Effective Date, the following sentence is hereby added as Section 9.2(e) of the Crude Oil Agreement—Wild Basin:

“Except to protect operational or pipeline integrity, to prevent injury to Persons or damage to property, or as required by Applicable Law, Gatherer (or Gatherer’s affiliates) shall not amend the quality provisions of the Crude Oil Tariff regarding the Johnson’s Corner Pipeline System without OPM’s written consent, which consent shall not be unreasonably withheld, conditioned, or delayed.”

(v)    Effective as of the Effective Date, Section 17.4(b)(iii) of the Crude Oil Agreement—Wild Basin is hereby deleted in its entirety and replaced with the following:

“Producer and Shipper shall have the right to assign their collective rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person with a credit rating equal to or better than Producer’s credit rating as of the Effective Date and to whom Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s and Shipper’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and, upon such assignment, each of Producer and Shipper shall be released from their respective obligations under this Agreement to the extent of such assignment. If the Person to whom Producer intends to sell, assign or otherwise Transfer all or any portion of the Dedicated Properties has a credit rating worse than Producer’s credit rating as of the Effective Date, then, Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to such Person if, as a condition precedent to such assignment, at Producer’s option, either: (A) Producer and the assignee execute an amendment to this Agreement with Gatherer that sets forth creditworthiness requirements to which Gatherer agrees such assignee will be subject under this Agreement for the remainder of the term, or (B) grants Gatherer (or its designee) the exclusive right to market and sell all of such assignee’s Crude Oil received into the Gathering System (thereby waiving all take-in-kind rights thereto) and to remit payment to such assignee, on a Monthly basis, of the net proceeds from the sale of such Crude Oil (after deducting the Fees and any other applicable fees or costs incurred under this Agreement and any other agreement between such assignee and Gatherer (or its Affiliate)) during such Month in accordance with Article 12, or (C) Producer remains liable for its obligations under this Agreement to the extent of such assignment, or (D) the assignee agrees to provide a letter of credit from a major U.S. commercial bank for the benefit of Gatherer in an amount equal to 60 days of the aggregated Fees under this Agreement that are reasonably estimated to become due and payable by assignee upon the assignment; provided that, upon such assignment, in each case of (A), (B) and (D), Producer shall be released from its obligations under this Agreement to the extent of such assignment.”

(vi)    Effective as of the Effective Date, Appendix I attached to this Amendment shall be added to the Crude Oil Agreement—Wild Basin as a new Exhibit K.

(b)    Amendments to add Bergem DSU to Crude Oil Agreement—Wild Basin, Gas Agreement, and Produced Water Agreement—Wild Basin.

(i)    Crude Oil Agreement—Wild Basin. The Crude Oil Agreement—Wild Basin is hereby amended as set forth in this Section 1(b)(i) below. All capitalized terms used in this Section 1(b)(i) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Crude Oil Agreement—Wild Basin.

1.	The definition of “Dedicated Acreage” in Article 1 of the Crude Oil Agreement—Wild Basin is hereby amended to include the area on Exhibit A—1 attached to this Amendment (the “Bergem DSU Area”).

2.	The following definition is hereby added to the definitions in Article 1 of the Crude Oil Agreement—Wild Basin:

“Bergem DSU Area. means the area described on Exhibit A—1 to this Amendment.”

3.	[***]

(ii)    Gas Agreement. The Gas Agreement is hereby amended as set forth in this Section 1(b)(ii) below. All capitalized terms used in this Section 1(b)(ii) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Gas Agreement.

1.	The definition of “Dedicated Acreage” in Article 1 of the Gas Agreement is hereby amended to include the area on Exhibit A—1 attached to this Amendment (the “Bergem DSU Area”).

2.	The following definition is hereby added to the definitions in Article 1 of the Gas Agreement:

“Bergem DSU Area. means the area described on Exhibit A—1 to this Amendment.”

3.	[***]

(iii)    Produced Water Agreement—Wild Basin. The Produced Water Agreement—Wild Basin is hereby amended as set forth in this Section 1(b)(iii) below. All capitalized terms used in this Section 1(b)(iii) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Produced Water Agreement—Wild Basin.

1.	The definition of “Dedicated Acreage” in Article 1 of the Produced Water Agreement—Wild Basin is hereby amended to include the area on Exhibit A—1 attached to this Amendment (the “Bergem DSU Area”).

2.	The following definition is hereby added to the definitions in Article 1 of the Produced Water Agreement—Wild Basin:

“Bergem DSU Area. means the area described on Exhibit A—1 to this Amendment.”

3.	[***]

(c)    Amendment to Gas Agreement. The Gas Agreement is hereby amended as set forth in this Section 1(c) below. All capitalized terms used in this Section 1(c) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Gas Agreement.

(i)    Effective as of the Effective Date, Section 4.2 of the Gas Agreement is hereby deleted in its entirety and replaced with the following:

“If this Agreement is terminated pursuant to the terms and conditions of this Agreement on or after December 31, 2032, then Shipper shall have the option (to be exercised by providing written notice to Gatherer prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services, under a new agreement, for all or any portion of its volumes of Gas on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions under a then-effective agreement with any third party pursuant to which Gatherer provides a basket of services for an initial term (excluding any renewals or extensions of any kind) of at least [***] for volumes of Gas utilizing any System Segment located within the “Most Favored Nations Dedication Area” as identified on Exhibit M attached hereto (other than any pipeline facilities physically connected with or independent of a System Segment after the Effective Date, in each case, in connection with an acquisition, joint venture, or partnership by and between Gatherer and a third party), that are the same or substantially similar in nature to the basket of Services during the term hereunder, unless and until such third party agreement is terminated. For avoidance of doubt, the Services Gatherer is to offer Shipper in accordance with the proceeding sentence shall only apply to Services on the Gathering System.

If the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Gatherer to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Gatherer shall provide copies to Shipper of any such third party agreements applicable to volumes of Gas accessing the Facilities upon any notice of termination of this Agreement (whether such notice is delivered by Gatherer, Producer or Shipper); provided, however, that to the extent Gatherer is prohibited by an obligation of confidentiality from disclosing any such third party agreement to Shipper, then (a) Gatherer shall not be obligated to disclose such agreement to Shipper until Gatherer has obtained the right to disclose such agreement and (b) Gatherer shall exercise reasonable efforts to obtain the right to disclose such agreement to Shipper.”

(ii)    Effective as of the Effective Date, Section 10.1(b) of the Gas Agreement is hereby deleted in its entirety and replaced with the following:

“(b)    not more than 1/4 grain H2S per 100 Cubic Feet, such 1/4 grain H2S per 100 Cubic Feet specification shall apply based on the aggregate volume weighted average Receipt Point quality as calculated upstream of each System Compressor Station with no individual Receipt Point exceeding [***]”

(iii)    Effective as of the Effective Date, Section 10.1(c) of the Gas Agreement is hereby deleted in its entirety and replaced with the following:

“(c)    not more than 1/4 grain of mercaptan sulphur per 100 Cubic Feet, such 1/4 grain mercaptan sulphur per 100 Cubic Feet specification shall apply based on the aggregate volume weighted average Receipt Point quality as calculated upstream of each System Compressor Station;”

(iv)    Effective as of the Effective Date, Section 10.1(f) of the Gas Agreement is hereby deleted in its entirety and replaced with the following:

“(f)    not more than two grains of total sulfur per 100 Cubic Feet (including hydrogen sulfide and mercaptan) such two grains of total sulfur per 100 Cubic Feet specification shall apply based on the aggregate volume weighted average Receipt Point quality as calculated upstream of each System Compressor Station;”

(v)    Effective as of the Effective Date, the following paragraph is hereby added to the end of Section 10.3 of the Gas Agreement:

“Gatherer shall be responsible for and bear all expenses, charges and deductions paid by Shipper (or deducted from amounts owed to Shipper by purchasers of Gas) arising out of or relating to the failure of Gatherer to redeliver Delivery Point Gas that meets the requirements of this Section 10.3 and Gatherer shall remit such amounts to Shipper not later than 30 Days after receipt of invoice therefor. [***]

(vi)    Effective as of the Effective Date, Section 10.4 of the Gas Agreement is hereby deleted in its entirety and replaced with the following:

“Section 10.4 Delivery Point NGL Quality Specifications. If Shipper delivers Gas to Gatherer at the Receipt Points that meets the Gas Quality Specifications, Gatherer or Gatherer’s Designee shall redeliver Delivery Point NGLs to or for the account of Shipper that meet the NGL specifications of the Downstream Pipeline(s) for NGLs. Gatherer shall ensure that NGLs produced at the Processing Plant shall be a truckable product with Reid Vapor Pressure no greater than 220 psig at 100 degrees Fahrenheit. Gatherer shall be responsible for and bear all expenses, charges and deductions paid by Shipper (or deducted from amounts owed to Shipper by purchasers of NGLs) arising out of or relating to the failure of Gatherer to redeliver Delivery Point NGLs that meet the requirements of this Section 10.4 and Gatherer shall remit such amounts to Shipper not later than 30 Days after receipt of invoice therefor.”

(vii)    Effective as of the Effective Date, Section 18.4(b)(iii) of the Gas Agreement is hereby deleted in its entirety and replaced with the following:

“Producer and Shipper shall have the right to assign their collective rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person with a credit rating equal to or better than Producer’s credit rating as of the Effective Date and to whom Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s and Shipper’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and, upon such assignment, each of Producer and Shipper shall be released from their respective obligations under this Agreement to the extent of such assignment. If the Person to whom Producer intends to sell, assign or otherwise Transfer all or any portion of the Dedicated Properties has a credit rating worse than Producer’s credit rating as of the Effective Date, then, Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to such Person if, as a condition precedent to such assignment, at Producer’s option, either: (A) Producer and the assignee execute an amendment to this Agreement with Gatherer that sets forth creditworthiness requirements to which Gatherer agrees such assignee will be subject under this Agreement for the remainder of the term, or (B) grants Gatherer (or its designee) the exclusive right to market and sell all of such assignee’s Gas received into the Facilities (thereby waiving all take-in-kind rights thereto) and to remit payment to such assignee, on a Monthly basis, of the net proceeds from the sale of such Gas (after deducting the Fees and any other applicable fees or costs incurred under this Agreement and any other agreement between such assignee and Gatherer (or its Affiliate)) during such Month in accordance with Article 13, or (C) Producer remains liable for its obligations under this Agreement to the extent of such assignment, or (D) the assignee agrees to provide a letter of credit from a major U.S. commercial bank for the benefit of Gatherer in an amount equal to 60 days of the aggregated Fees under this Agreement that are reasonably estimated to become due and payable by assignee upon the assignment; provided that, upon such assignment, in each case of (A), (B) and (D), Producer shall be released from its obligations under this Agreement to the extent of such assignment.”

(viii)    Effective as of the Effective Date, Exhibit L to the Gas Agreement is hereby deleted in its entirety.

(ix)    Effective as of the Effective Date, the following wells shall be deleted from Exhibit D (Excluded Wells) from the Gas Agreement: Rolfson 20—17H (PU)(S.A.M.—D), Rolfson 29—32H (PU)(S.A.M.—D), Lawlar 23—14H (PU)(S.A.M.—D), and Lawlar 26—35H (PU)(S.A.M.—D).

(x)    Effective as of the Effective Date, Appendix II attached to this Amendment shall be added to the Gas Agreement as a new Exhibit M.

(d)    Amendment to Freshwater Purchase Agreement. The Freshwater Purchase Agreement is hereby amended as set forth in this Section 1(d) below. All capitalized terms used in this Section 1(d) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Freshwater Purchase Agreement.

(i)    Effective as of the Effective Date, Section 2.1 of the Freshwater Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Producer shall purchase Freshwater from Seller at the Delivery Points as requested from time to time by Producer and as such Freshwater is available for sale to Producer by Seller. Producer shall have no obligation to request a minimum amount of Freshwater from Seller, and Seller shall have no obligation to sell a minimum amount of Freshwater to Producer; provided, however, that during the term of this Agreement, to the extent Producer requires Flushwater at an existing CDP or Planned CDP that is connected pursuant to Section 3.3 located within the Production Area to utilize for operations in or related to the Agreed Formation, Producer shall request and purchase on an ongoing basis such Flushwater from Seller at the applicable Delivery Points prior to utilizing any third party source for Flushwater and Seller shall use reasonable efforts to deliver such Flushwater to Producer pursuant to the terms of this Agreement, and in each case subject to any Conflicting Dedication and the provisions of Section 2.2 below. Notwithstanding the forgoing and only with respect to (a) the Wild Basin Production Area shown on Exhibit A and (b) operations in or related to the Agreed Formation utilizing Fracwater in the Wild Basin Production Area (i) Producer shall provide 60 Days’ notice to Seller prior to utilizing any third party source for such Fracwater, and (ii) thereafter Seller shall have the option to sell such Fracwater to the applicable Delivery Points and Producer shall be required to purchase such Fracwater if Producer has demand for such Fracwater, in each case subject to any Conflicting Dedication and the provisions of Section 2.2 below.”

(ii)    Effective as of the Effective Date, the first two sentences of Section 2.3 of the Freshwater Purchase Agreement are hereby deleted in their entirety and replaced with the following:

“During the term of this Agreement, the Parties intend that the commitment made by Producer under this Agreement be a covenant running with (a) the Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Properties, and (b) the Freshwater System, as a benefit accruing to Seller’s title thereto and inuring to the benefit of successors-in-interest to the Freshwater System. During the term of this Agreement, Producer shall not Transfer any or all of its interest in any Property unless (i) Producer obtains and delivers to Seller a written acknowledgment by the Transferee in favor of Seller acknowledging that the Transferred Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states.”

(iii)    Effective as of the Effective Date, the second sentence of Section 3.3(b) of the Freshwater Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Notwithstanding the forgoing and only with respect to the Wild Basin Production Area shown on Exhibit A, during the term of this Agreement, Producer shall provide a Connection Notice to Seller for each Planned CDP within the Wild Basin Production Area shown on Exhibit A that requires Freshwater to utilize for operations in or related to the Agreed Formation.”

(iv)    Effective as of the Effective Date, Section 4.2 of the Freshwater Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“If this Agreement is terminated pursuant to the terms and conditions of this Agreement on or after December 31, 2032, then Producer shall have the option (to be exercised by providing written notice to Seller prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services, under a new agreement, for all or any portion of its volumes of Freshwater on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions under a then-effective agreement with any third party pursuant to which Seller provides a basket of services for an initial term (excluding any renewals or extensions of any kind) of at least [***] for volumes of Freshwater utilizing any System Segment located within the “Most Favored Nations Dedication Area” as identified on Exhibit H attached hereto (other than any pipeline facilities physically connected with or independent of a System Segment after the Effective Date, in each case, in connection with an acquisition, joint venture, or partnership by and between Seller and a third party), that are the same or substantially similar in nature to the basket of Services during the term hereunder, unless and until such third party agreement is terminated. For avoidance of doubt, the Services Seller is to offer Producer in accordance with the proceeding sentence shall only apply to Services on the Gathering System.

If the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Seller to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Seller shall provide copies to Shipper of any such third party agreements applicable to volumes of Freshwater accessing the Freshwater System upon any notice of termination of this Agreement (whether such notice is delivered by Producer or Seller); provided, however, that to the extent Seller is prohibited by an obligation of confidentiality from disclosing any such third party agreement to Producer, then (a) Seller shall not be obligated to disclose such agreement to Producer until Seller has obtained the right to disclose such agreement and (b) Seller shall exercise reasonable efforts to obtain the right to disclose such agreement to Producer.”

(v)    Effective as of the Effective Date, Section 7.4 of the Freshwater Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Subject to the rest of the provisions of this Section 7.4, Producer will (i) use reasonable efforts to obtain access to electrical power at each CDP and (ii) provide electrical power to Seller at each CDP at Producer’s sole cost and expense. In designing and constructing its electrical facilities at each CDP, Producer will cooperate with Seller and take into account the amount of electrical power that is reasonably necessary for Seller’s facilities to provide Producer’s Freshwater at each such CDP. If a generator is necessary for electrical power to be used by Producer and Seller, then Producer shall procure, install, operate, and maintain such generator to fulfill the power requirements of the Parties and Seller shall pay its prorated portion of the reasonable capital costs (including reasonable rental and installation costs) therefor; provided, however, that Producer will continue to use all reasonable efforts to obtain access to electrical power at such CDP, thereby minimizing the time such generator is needed (rather than a local electric utility) to provide electrical power at such CDP.”

(vi)    Effective as of the Effective Date, Section 16.4(b)(iii) of the Freshwater Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Seller, to any Person with a credit rating equal to or better than Producer’s credit rating as of the Effective Date and to whom Producer sells, assigns or otherwise Transfers all or any portion of the Properties and who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Properties being Transferred to such Person) and, upon such assignment, Producer shall be released from its obligations under this Agreement to the extent of such assignment. If the Person to whom Producer intends to sell, assign or otherwise Transfer all or any portion of the Properties has a credit rating worse than Producer’s credit rating as of the Effective Date, then, Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Seller, to such Person if, as a condition precedent to such assignment, at Producer’s option, either: (A) Producer and the assignee execute an amendment to this Agreement with Seller that sets forth creditworthiness requirements to which Seller agrees such assignee will be subject under this Agreement for the remainder of the term, or (B) grants Seller (or its designee) the exclusive right to net, on a Monthly basis, the Fees incurred by such assignee during such Month hereunder against the proceeds received by Seller (or its Affiliate) on such assignee’s behalf from the sale of such assignee’s crude oil and/or natural gas volumes delivered to Seller (or its Affiliate) during such Month under a separate agreement between such assignee and Seller (or its Affiliate), or (C) Producer remains liable for its obligations under this Agreement to the extent of such assignment, or (D) the assignee agrees to provide a letter of credit from a major U.S. commercial bank for the benefit of Seller in an amount equal to 60 days of the aggregated Fees under this Agreement that are reasonably estimated to become due and payable by assignee upon the assignment; provided that, upon such assignment, in each case of (A), (B) and (D), Producer shall be released from its obligations under this Agreement to the extent of such assignment.”

(vii)    Effective as of the Effective Date, the last sentence of Section 16.16 of the Freshwater Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“During the term of this Agreement, the Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at either Producer’s or Seller’s reasonable request to evidence any additions or additional areas or Interests to, or releases from, the commitment made by Producer under this Agreement.”

(viii)    Effective as of the Effective Date, Section (a)(i) of Exhibit F of the Freshwater Purchase Agreement is hereby deleted in its entirety and replaced with the following:

[***]

(ix)    Effective as of the Effective Date, Appendix III attached to this Amendment shall be added to the Freshwater Purchase Agreement as a new Exhibit H.

(x)    Contemporaneously with the execution of this Amendment, OPNA, OMS and MLP shall execute, acknowledge, deliver and record an amended and restated memorandum of the Freshwater Purchase Agreement in the form of Exhibit D thereto, except that it shall be revised to conform with the applicable changes and amendments described in this Section 1(d). Such amended and restated memorandum of the Freshwater Purchase Agreement shall amend, restate and replace the memorandum (or memoranda) previously recorded by the parties thereto in its entirety to be effective for all purposes as of the Effective Date.

(e)    Amendment to Produced Water Agreement—Beartooth Area. The Produced Water Agreement—Beartooth Area is hereby amended as set forth in this Section 1(e) below. All capitalized terms used in this Section 1(e) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Produced Water Agreement—Beartooth Area.

(i)    Effective as of the Effective Date, the following is hereby added as new Section 3.1(j) and (k) respectively, of the Produced Water Agreement—Beartooth Area:

“(j) upon request of Producer, redeliver Barrels of Dedicated Saltwater to the applicable delivery point or other CDP for Producer to utilize for purposes of operating Producer’s Wells in an Agreed Formation located on a Dedicated Property, including for frac recycling, treatment, reinjection and/or reuse; provided that (i) Gatherer shall provide Saltwater that meets the Saltwater Quality Specifications of Section 8 and, notwithstanding Section 8.2(c), Producer shall be solely liable for any claims or losses arising out of or related to such Saltwater that meets the Saltwater Quality Specifications, and (ii) at Producer’s sole cost and expense, (X) Producer shall be responsible for the construction, ownership, operation, and maintenance of any facilities utilized or needed to transport such Saltwater from the applicable delivery point or other CDP at which such Saltwater is redelivered to the applicable Well(s), and (Y) Gatherer shall be responsible for the construction, ownership, operation, and maintenance of such delivery point or other CDP at which such Saltwater is redelivered, with only the actual 3rd Party capital costs to be invoiced to and reimbursed by Producer pursuant to Article 11; and provided further that Producer shall pay the Gathering Fee [***] for each such redelivered Barrel of Saltwater, but no Disposal Fee shall be owed therefor; and

(k) upon request of Producer, allow Producer to remove Barrels of Dedicated Saltwater upstream of the Receipt Points for Producer to utilize for purposes of operating Producer’s Wells in an Agreed Formation located on a Dedicated Property, including for frac recycling, treatment, reinjection and/or reuse; provided that (i) at the beginning of each Month, Producer shall in good faith report to Gatherer, in writing, the total Barrels of Saltwater removed during the Month just-ended; and (ii) Producer shall pay the Gathering Fee for each such removed Barrel of Saltwater, but no Disposal Fee shall be owed therefor.”

(ii)    Effective as of the Effective Date, Section 4.2 of the Produced Water Agreement—Beartooth Area is hereby deleted in its entirety and replaced with the following:

“If this Agreement is terminated pursuant to the terms and conditions of this Agreement on or after December 31, 2032, then Producer shall have the option (to be exercised by providing written notice to Gatherer prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services, under a new agreement, for all or any portion of its volumes of Saltwater on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions under a then-effective agreement with any third party pursuant to which Gatherer provides a basket of services for an initial term (excluding any renewals or extensions of any kind) of at least [***] for volumes of Saltwater utilizing any System Segment located within the Dedicated Acreage (other than any pipeline facilities physically connected with or independent of a System Segment after the Effective Date, in each case, in connection with an acquisition, joint venture, or partnership by and between Gatherer and a third party), that are the same or substantially similar in nature to the basket of Services during the term hereunder, unless and until such third party agreement is terminated. For avoidance of doubt, the Services Gatherer is to offer Producer in accordance with the proceeding sentence shall only apply to Services on the Gathering System.

If the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Gatherer to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Gatherer shall provide copies to Producer of any such third party agreements applicable to volumes of Saltwater accessing the Disposal System upon any notice of termination of this Agreement (whether such notice is delivered by Gatherer or Producer); provided, however, that to the extent Gatherer is prohibited by an obligation of confidentiality from disclosing any such third party agreement to Producer, then (a) Gatherer shall not be obligated to disclose such agreement to Producer until Gatherer has obtained the right to disclose such agreement and (b) Gatherer shall exercise reasonable efforts to obtain the right to disclose such agreement to Producer.”

(iii)    Effective as of the Effective Date, Section 7.3 of the Produced Water Agreement—Beartooth Area is hereby deleted in its entirety and replaced with the following:

“Subject to the rest of the provisions of this Section 7.3, Producer will (i) use reasonable efforts to obtain access to electrical power at each CDP and (ii) provide electrical power to Gatherer at each CDP at Producer’s sole cost and expense. In designing and constructing its electrical facilities at each CDP, Producer will cooperate with Gatherer and take into account the amount of electrical power that is reasonably necessary for Gatherer’s facilities to receive Producer’s Saltwater at each such CDP. If a generator is necessary for electrical power to be used by Producer and Gatherer, then Producer shall procure, install, operate, and maintain such generator to fulfill the power requirements of the Parties and Gatherer shall pay its prorated portion of the reasonable capital costs (including reasonable rental and installation costs) therefor; provided, however, that Producer will continue to use all reasonable efforts to obtain access to electrical power at such CDP, thereby minimizing the time such generator is needed (rather than a local electric utility) to provide electrical power at such CDP.”

(iv)    Effective as of the Effective Date, the following is hereby added to Section 14.3 of the Produced Water Agreement—Beartooth Area after the period at the end of the first sentence:

“If and to the extent Gatherer redelivers Saltwater to Producer in accordance with Section 3.1(j), then title to and risk of loss attributable to such redelivered Saltwater, including all constituents, contaminants and skim oil thereof, shall transfer from Gatherer to Producer at each applicable delivery point or other CDP.”

(v)    Effective as of the Effective Date, Section 16.4(b)(iii) of the Produced Water Agreement—Beartooth Area is hereby deleted in its entirety and replaced with the following:

“Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person with a credit rating equal to or better than Producer’s credit rating as of the Effective Date and to whom Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and, upon such assignment, Producer shall be released from its obligations under this Agreement to the extent of such assignment. If the Person to whom Producer intends to sell, assign or otherwise Transfer all or any portion of the Dedicated Properties has a credit rating worse than Producer’s credit rating as of the Effective Date, then, Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to such Person if, as a condition precedent to such assignment, at Producer’s option, either: (A) Producer and the assignee execute an amendment to this Agreement with Gatherer that sets forth creditworthiness requirements to which Gatherer agrees such assignee will be subject under this Agreement for the remainder of the term, or (B) Producer remains liable for its obligations under this Agreement to the extent of such assignment, or (C) the assignee agrees to provide a letter of credit from a major U.S. commercial bank for the benefit of Gatherer in an amount equal to 60 days of the aggregated Fees under this Agreement that are reasonably estimated to become due and payable by assignee upon the assignment; provided that, upon such assignment, in each case of (A) and (C), Producer shall be released from its obligations under this Agreement to the extent of such assignment.”

(f)    Amendment to Crude Oil Agreement—South Nesson. The Crude Oil Agreement—South Nesson is hereby amended as set forth in this Section 1(f) below. All capitalized terms used in this Section 1(f) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Crude Oil Agreement—South Nesson.

(i)    Effective as of the Effective Date, Section 7.4 of the Crude Oil Agreement—South Nesson is hereby deleted in its entirety and replaced with the following:

“Subject to the rest of the provisions of this Section 7.4, Producer will (i) use reasonable efforts to obtain access to electrical power at each CDP and (ii) provide electrical power to Gatherer at each CDP at Producer’s sole cost and expense. In designing and constructing its electrical facilities at each CDP, Producer will cooperate with Gatherer and take into account the amount of electrical power that is reasonably necessary for Gatherer’s facilities to receive Producer’s Crude Oil at each such CDP. If a generator is necessary for electrical power to be used by Producer and Gatherer, then Producer shall procure, install, operate, and maintain such generator to fulfill the power requirements of the Parties and Gatherer shall pay its prorated portion of the reasonable capital costs (including reasonable rental and installation costs) therefor; provided, however, that Producer will continue to use all reasonable efforts to obtain access to electrical power at such CDP, thereby minimizing the time such generator is needed (rather than a local electric utility) to provide electrical power at such CDP.”

(ii)    Effective as of the Effective Date, Section 17.5(b)(iii) of the Crude Oil Agreement—South Nesson is hereby deleted in its entirety and replaced with the following:

“Producer and Shipper shall have the right to assign their collective rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person with a credit rating equal to or better than Producer’s credit rating as of the Effective Date and to whom Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s and Shipper’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and, upon such assignment, each of Producer and Shipper shall be released from their respective obligations under this Agreement to the extent of such assignment. If the Person to whom Producer intends to sell, assign or otherwise Transfer all or any portion of the Dedicated Properties has a credit rating worse than Producer’s credit rating as of the Effective Date, then, Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to such Person if, as a condition precedent to such assignment, at Producer’s option, either: (A) Producer and the assignee execute an amendment to this Agreement with Gatherer that sets forth creditworthiness requirements to which Gatherer agrees such assignee will be subject under this Agreement for the remainder of the term, or (B) grants Gatherer (or its designee) the exclusive right to market and sell all of such assignee’s Crude Oil received into the Gathering System (thereby waiving all take-in-kind rights thereto) and to remit payment to such assignee, on a Monthly basis, of the net proceeds from the sale of such Crude Oil (after deducting the Fees and any other applicable fees or costs incurred under this Agreement and any other agreement between such assignee and Gatherer (or its Affiliate)) during such Month in accordance with Article 12, or (C) Producer remains liable for its obligations under this Agreement to the extent of such assignment, or (D) the assignee agrees to provide a letter of credit from a major U.S. commercial bank for the benefit of Gatherer in an amount equal to 60 days of the aggregated Fees under this Agreement that are reasonably estimated to become due and payable by assignee upon the assignment; provided that, upon such assignment, in each case of (A), (B) and (D), Producer shall be released from its obligations under this Agreement to the extent of such assignment.”

(g)    Amendment to Gas Purchase Agreement. The Gas Purchase Agreement is hereby amended as set forth in this Section 1(g) below. All capitalized terms used in this Section 1(g) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Gas Purchase Agreement.

(i)    Effective as of the Effective Date, Section 17.4(b)(iii) of the Gas Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person with a credit rating equal to or better than Producer’s credit rating as of the Effective Date and to whom Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and, upon such assignment, Producer shall be released from its obligations under this Agreement to the extent of such assignment. If the Person to whom Producer intends to sell, assign or otherwise Transfer all or any portion of the Dedicated Properties has a credit rating worse than Producer’s credit rating as of the Effective Date, then, Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to such Person if, as a condition precedent to such assignment, at Producer’s option, either: (A) Producer and the assignee execute an amendment to this Agreement with Gatherer that sets forth creditworthiness requirements to which Gatherer agrees such assignee will be subject under this Agreement for the remainder of the term, or (B) grants Gatherer (or its designee) the exclusive right to net, on a Monthly basis, all proceeds from the sale of such Gas during each Month against any other applicable fees or costs incurred under any other agreement between such assignee and Gatherer (or its Affiliate) during such Month in accordance with Article 12, or (C) Producer remains liable for its obligations under this Agreement to the extent of such assignment, or (D) the assignee agrees to provide a letter of credit from a major U.S. commercial bank for the benefit of Gatherer in an amount equal to 60 days of the aggregated Fees under this Agreement that are reasonably estimated to become due and payable by assignee upon the assignment; provided that, upon such assignment, in each case of (A), (B) and (D), Producer shall be released from its obligations under this Agreement to the extent of such assignment.”

(h)    Amendment to Produced Water Agreement—Wild Basin. The Produced Water Agreement—Wild Basin is hereby amended as set forth in this Section 1(h) below. All capitalized terms used in this Section 1(h) and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Produced Water Agreement—Wild Basin.

(i)    Effective as of the Effective Date, the following is hereby added as new Section 3.1(j) and (k) respectively, of the Produced Water Agreement—Wild Basin:

“(j) upon request of Producer, redeliver Barrels of Dedicated Saltwater to the applicable delivery point or other CDP for Producer to utilize for purposes of operating Producer’s Wells in an Agreed Formation located on a Dedicated Property, including for frac recycling, treatment, reinjection and/or reuse; provided that (i) Gatherer shall provide Saltwater that meets the Saltwater Quality Specifications of Section 8 and, notwithstanding Section 8.2(c), Producer shall be solely liable for any claims or losses arising out of or related to such Saltwater that meets the Saltwater Quality Specifications, and (ii) at Producer’s sole cost and expense, (X) Producer shall be responsible for the construction, ownership, operation, and maintenance of any facilities utilized or needed to transport such Saltwater from the applicable delivery point or other CDP at which such Saltwater is redelivered to the applicable Well(s), and (Y) Gatherer shall be responsible for the construction, ownership, operation, and maintenance of such delivery point or other CDP at which such Saltwater is redelivered, with the actual 3rd Party capital costs to be invoiced to and reimbursed by Producer pursuant to Article 11; and provided further that Producer shall pay the Gathering Fee [***] for each such redelivered Barrel of Saltwater, but no Disposal Fee shall be owed therefor; and

(k) upon request of Producer, allow Producer to remove Barrels of Dedicated Saltwater upstream of the Receipt Points for Producer to utilize for purposes of operating Producer’s Wells in an Agreed Formation located on a Dedicated Property, including for frac recycling, treatment, reinjection and/or reuse; provided that (i) at the beginning of each Month, Producer shall in good faith report to Gatherer, in writing, the total Barrels of Saltwater removed during the Month just-ended; and (ii) Producer shall pay the Gathering Fee for each such removed Barrel of Saltwater, but no Disposal Fee shall be owed therefor.”

(ii)    Effective as of the Effective Date, Section 4.2 of the Produced Water Agreement—Wild Basin is hereby deleted in its entirety and replaced with the following:

“If this Agreement is terminated pursuant to the terms and conditions of this Agreement on or after December 31, 2032, then Producer shall have the option (to be exercised by providing written notice to Gatherer prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services, under a new agreement, for all or any portion of its volumes of Saltwater on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions under a then-effective agreement with any third party pursuant to which Gatherer provides a basket of services for an initial term (excluding any renewals or extensions of any kind) of at least [***] for volumes of Saltwater utilizing any System Segment located within the “Most Favored Nations Dedication Area” as identified on Exhibit I attached hereto (other than any pipeline facilities physically connected with or independent of a System Segment after the Effective Date, in each case, in connection with an acquisition, joint venture, or partnership by and between Gatherer and a third party), that are the same or substantially similar in nature to the basket of Services during the term hereunder, unless and until such third party agreement is terminated. For avoidance of doubt, the Services Gatherer is to offer Producer in accordance with the proceeding sentence shall only apply to Services on the Gathering System.

If the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Gatherer to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Gatherer shall provide copies to Producer of any such third party agreements applicable to volumes of Saltwater accessing the Disposal System upon any notice of termination of this Agreement (whether such notice is delivered by Gatherer or Producer); provided, however, that to the extent Gatherer is prohibited by an obligation of confidentiality from disclosing any such third party agreement to Producer, then (a) Gatherer shall not be obligated to disclose such agreement to Producer until Gatherer has obtained the right to disclose such agreement and (b) Gatherer shall exercise reasonable efforts to obtain the right to disclose such agreement to Producer.”

(iii)    Effective as of the Effective Date, Section 7.3 of the Produced Water Agreement—Wild Basin is hereby deleted in its entirety and replaced with the following:

“Producer will (i) use reasonable efforts to obtain access to electrical power at each CDP and (ii) provide electrical power to Gatherer at each CDP at Producer’s sole cost and expense. In designing and constructing its electrical facilities at each CDP, Producer will cooperate with Gatherer and take into account the amount of electrical power that is reasonably necessary for Gatherer’s facilities to receive Producer’s Saltwater at each such CDP. If a generator is necessary for electrical power to be used by Producer and Gatherer, then Producer shall procure, install, operate, and maintain such generator to fulfill the power requirements of the Parties and Gatherer shall pay its prorated portion of the reasonable capital costs (including reasonable rental and installation costs) therefor; provided, however, that Producer will continue to use all reasonable efforts to obtain access to electrical power at such CDP, thereby minimizing the time such generator is needed (rather than a local electric utility) to provide electrical power at such CDP.”

(iv)    Effective as of the Effective Date, the following is hereby added to Section 14.3 of the Produced Water Agreement—Wild Basin after the period at the end of the first sentence:

“If and to the extent Gatherer redelivers Saltwater to Producer in accordance with Section 3.1(j), then title to and risk of loss attributable to such redelivered Saltwater, including all constituents, contaminants and skim oil thereof, shall transfer from Gatherer to Producer at each applicable delivery point or other CDP.”

(v)    Effective as of the Effective Date, Section 16.4(b)(iii) of the Produced Water Agreement—Wild Basin is hereby deleted in its entirety and replaced with the following:

“Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person with a credit rating equal to or better than Producer’s credit rating as of the Effective Date and to whom Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and, upon such assignment, Producer shall be released from its obligations under this Agreement to the extent of such assignment. If the Person to whom Producer intends to sell, assign or otherwise Transfer all or any portion of the Dedicated Properties has a credit rating worse than Producer’s credit rating as of the Effective Date, then, Producer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to such Person if, as a condition precedent to such assignment, at Producer’s option, either: (A) Producer and the assignee execute an amendment to this Agreement with Gatherer that sets forth creditworthiness requirements to which Gatherer agrees such assignee will be subject under this Agreement for the remainder of the term, or (B) Producer remains liable for its obligations under this Agreement to the extent of such assignment, or (C) the assignee agrees to provide a letter of credit from a major U.S. commercial bank for the benefit of Gatherer in an amount equal to 60 days of the aggregated Fees under this Agreement that are reasonably estimated to become due and payable by assignee upon the assignment; provided that, upon such assignment, in each case of (A) and (C), Producer shall be released from its obligations under this Agreement to the extent of such assignment.”

(vi)    Effective as of the Effective Date, Appendix IV attached to this Amendment shall be added to the Produced Water Agreement—Wild Basin as a new Exhibit I.

2.    Governing Law. This Amendment is intended by the Parties to be interpreted and implemented in accordance with the laws of the State of Texas without giving effect to the conflict of law rules thereof that would require the application of the laws of another jurisdiction.

3.    Counterparts. This Amendment may be executed in multiple counterparts (including by means of facsimile or .pdf signature pages), each of which will be deemed an original and all of which will constitute one and the same instrument. A signed copy of this Amendment delivered by e—mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

4.    Headings. The headings in this Amendment are for the purpose of reference only and shall not limit or define the meaning hereof.

5.    No Other Amendments. The terms and provisions of this Amendment shall be incorporated into, and become part the applicable prior agreement that is amended thereby, and as so amended, the prior agreements shall continue in full force and effect in accordance with their terms.

[Signatures are on the following pages.]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment effective as of the Effective Date.

OPNA:

OASIS PETROLEUM NORTH AMERICA LLC

By:	/s/ Taylor L. Reid
Name: Taylor L. Reid
Title: President and Chief Operating Officer

OPM:

OASIS PETROLEUM MARKETING LLC

By:	/s/ Taylor L. Reid
Name: Taylor L. Reid
Title: President and Chief Operating Officer

OMS:

OASIS MIDSTREAM SERVICES LLC

By:	/s/ Michael H. Lou
Name: Michael H. Lou
Title: Executive Vice President and Chief Financial Officer

Signature Page to Master Amendment to Commercial Agreements

MLP:

OASIS MIDSTREAM PARTNERS LP
By: OMP GP LLC, its general partner

By:	/s/ Michael H. Lou
Name: Michael H. Lou
Title: President

OMP:

OMP OPERATING LLC

By:	/s/ Michael H. Lou
Name: Michael H. Lou
Title: President

Bighorn:

BIGHORN DEVCO LLC

By:	/s/ Michael H. Lou
Name: Michael H. Lou
Title: President

Signature Page to Master Amendment to Commercial Agreements

Exhibit A—1

Bergem DSU Area

[***]

Exhibit A-1

APPENDIX I

EXHIBIT K

MOST FAVORED NATIONS DEDICATION AREA

[***]

Appendix I

APPENDIX II

EXHIBIT M

MOST FAVORED NATIONS DEDICATION AREA

[***]

Appendix II

APPENDIX III

EXHIBIT H

MOST FAVORED NATIONS DEDICATION AREA

[***]

Appendix III

APPENDIX IV

EXHIBIT I

MOST FAVORED NATIONS DEDICATION AREA

[***]

Appendix IV